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                                                              Exhibit 99.906CERT

                                  CERTIFICATION

                             Pursuant to Section 906
                                     of the
                           Sarbanes-Oxley Act of 2002

Name of Registrant:      ING VP Money Market Portfolio
                         -----------------------------

Date of Form N-CSR:        March 5, 2004
                         ---------------------------
     The undersigned, the principal executive officer of the above named registrant (the "Fund"), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to ING VP Money Market Portfolio and will be retained by ING VP Money Market Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

     IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 5TH day of March, 2004.


                                                      /s/ James M. Hennessy
                                                      ----------------------
                                                          James M. Hennessy

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                                  CERTIFICATION

                             Pursuant to Section 906
                                     of the
                           Sarbanes-Oxley Act of 2002

Name of Registrant:      ING VP Money Market Portfolio
                         -----------------------------

Date of Form N-CSR:        March 5, 2004
                         ---------------------------

     The undersigned, the principal financial officer of the above named registrant (the "Fund"), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to ING VP Money Market Portfolio and will be retained by ING VP Money Market Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

     IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 5TH day of March, 2004.


                                                      /s/ Michael J. Roland
                                                      -----------------------
                                                          Michael J. Roland